                                                                    EXHIBIT 99.2



                          AGREEMENT AND FIRST AMENDMENT

                                       TO

                             COMPETITIVE ADVANCE AND

                REVOLVING CREDIT FACILITY AGREEMENT (FACILITY A)



                  THIS AGREEMENT AND FIRST AMENDMENT TO COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (FACILITY A) (this "Amendment") dated as of June 26, 1998 is among:

                  (a) SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the "Company");

                  (b) the banks and other financial institutions listed on the signature pages hereof, (collectively, the "Banks");

                  (c) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"); and

                  (d) BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, CITIBANK, N.A., NATIONSBANK, N.A., ROYAL BANK OF CANADA, SOCIETE GENERALE, and UNION BANK OF SWITZERLAND (collectively, the "Co-Agents").

                              PRELIMINARY STATEMENT

                  The Company, the Banks, the Administrative Agent and the Co-Agents have entered into a Competitive Advance and Revolving Credit Facility Agreement (Facility A) dated as of June 27, 1997 (said Competitive Advance and Revolving Credit Facility Agreement (Facility A) being the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The



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Company, the Banks, the Administrative Agent and the Co-Agents have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement as hereinafter set forth:

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

                  SECTION 1. Amendments to Section 1.01 of the Credit Agreement. The definition of the term "Original Termination Date" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Original Termination Date' means June 25, 1999.".

                  SECTION 2. Amendment to Section 2.07(a) of the Credit Agreement. Section 2.07(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(a) The Company agrees to pay to each Bank, through the Administrative Agent, (i) on each March 31, June 30, September 30 and December 31 from the Execution Date to the date on which the Commitment of such Bank has been terminated and (ii) on the Maturity Date and on any other date on which the Commitment of such Bank has been terminated, facility fees (such facility fees being the "Facility Fees"), in immediately available funds, equal to .08 of 1% of the amount of the Commitment of such Bank from time to time outstanding, whether used, deemed used or unused, during the preceding quarter (or shorter period commencing with the Execution Date and/or ending with the Maturity Date).".

                  SECTION 3. Amendment to Section 2.09(a) of the Credit Agreement. Section 2.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:



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                           "(a) Subject to the provisions of Section 2.09(d) and
         Section 2.10, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Committed Loan, the lesser of (A) the IBO Rate for the Interest Period in effect for such Borrowing plus .14 of 1% and (B) the Highest Lawful Rate, and (ii) in the case of each Eurodollar Competitive Loan, the lesser of (A) the IBO Rate for the Interest
         Period in effect for such Borrowing plus the Margin offered by the Bank making such Loan and accepted by a Borrower pursuant to Section 2.03 and (B) the Highest Lawful Rate.".

                  SECTION 4. Conditions of Effectiveness. This Amendment shall become effective when, and only when the following conditions shall have been fulfilled:

                  (a) the Company, the Administrative Agent, the Co-Agents and each Bank shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Bank as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Bank of execution of a counterpart hereof by such Bank; and

                  (b) the Administrative Agent shall have received from the Company a certificate of the Secretary or Assistant Secretary of the Company certifying that attached thereto is (i) a true and complete copy of the general borrowing resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and (ii) the incumbency and specimen signature of each officer of the Company executing this Amendment.



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                  SECTION 5. Representations and Warranties True; No Default or
Event of Default. The Company hereby represents and warrants to the Administrative Agent, the Co-Agents and the Banks that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; provided, however, that for purposes of this Section 5, (i) the reference in the first sentence of Section
4.07 to the Company Financials shall be a reference to the consolidated financial statements of the Company and its Subsidiaries most recently delivered to the Administrative Agent and the Banks by the Company pursuant to Section 5.01(a)(i) or 5.01(a)(ii), as the case may be, and (ii) the reference in the last sentence of Section 4.07 to December 31, 1996, shall be a reference to December 31, 1997; and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

                  SECTION 7. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, and modified by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.



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                  SECTION 7. Execution in Counterparts. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 8. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE CO-AGENTS AND THE BANKS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

                  SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  SECTION 11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES HERETO), AS AMENDED HEREBY, THE BORROWING SUBSIDIARY COUNTERPARTS, IF ANY, THE ASSIGNMENT AND ACCEPTANCES, IF ANY, AND THE AGENT'S FEE LETTER EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT, THE CO-AGENTS AND THE BANKS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.



                                        SERVICE CORPORATION INTERNATIONAL



                                        By:
                                               ---------------------------------
                                        Name:  Gregory L. Cauthen
                                        Title: Vice President and Treasurer






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

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





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                                        CO-AGENTS:



                                        BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                        ASSOCIATION, as Co-Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





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                                        CITIBANK N.A., as Co-Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





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                                        NATIONSBANK, N.A., as Co-Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





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                                        ROYAL BANK OF CANADA, as Co-Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        SOCIETE GENERALE, as Co-Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        UNION BANK OF SWITZERLAND, as Co-Agent



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





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                                        BANKS



                                        ABN AMRO BANK N.V., HOUSTON AGENCY



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $15,000,000.00




FACILITY A

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                                        BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                        ASSOCIATION



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $25,500,000.00




FACILITY A

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                                        THE BANK OF NEW YORK



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $15,000,000.00




FACILITY A

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                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        HOUSTON AGENCY



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $15,000,000.00



FACILITY A

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                                        BANQUE NATIONALE DE PARIS,
                                        HOUSTON AGENCY



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $9,000,000.00



FACILITY A

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                                        CHASE BANK OF TEXAS,
                                        NATIONAL ASSOCIATION



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment: $30,000,000.00



FACILITY A

                                        CIBC, INC.



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





                                        Commitment:  $15,000,000.00




FACILITY A

                                        CITIBANK, N.A.



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $25,500,000.00



FACILITY A

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                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                        ATLANTA AGENCY



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $6,000,000.00


FACILITY A

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                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment: $6,000,000.00



FACILITY A

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                                        THE FUJI BANK, LIMITED



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $6,000,000.00



FACILITY A

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                                        ISTITUTO BANCARIO SAN PAOLO DI
                                        TORINO SPA



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $6,000,000.00



FACILITY A

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                                        NATIONSBANK  N.A.



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $25,500,000.00



FACILITY A

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                                        ROYAL BANK OF CANADA



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $25,500,000.00



FACILITY A

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                                        SOCIETE GENERALE, SOUTHWEST AGENCY



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $25,500,000.00



FACILITY A

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                                        SUNTRUST BANK, ATLANTA



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $15,000,000.00



FACILITY A

                                        UNION BANK OF SWITZERLAND



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $25,500,000.00



FACILITY A

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                                        WESTPAC BANKING CORPORATION



                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:



                                        Commitment:  $9,000,000.00



FACILITY A